UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Adobe Systems Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Adobe Systems Incorporated Stockholder Meeting to be

held on April 9, 2008. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following materials are available for view: Notice and Proxy Statement, Annual Report, and Stockholder Letter To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com If you want to receive a paper or email copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before March 26, 2008. To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com **If requesting material by email please send a blank email with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. 345 PARK AVENUE SAN JOSE, CA 95110-2704 1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40 2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40 3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 4-TEST PRINT 5-51 MERCEDES WAY 6-EDGEWOOD, 7-NY 8-11717 1 OF 2 12 15 ADOBE SYSTEMS INCORPORATED Vote In Person If you are the stockholder of record of these shares, you may vote in person at the meeting by requesting a ballot. If you are the beneficial owner of these shares and choose to vote in person at the meeting, you must obtain a “legal proxy.” To request a legal proxy please follow the instructions at www.proxyvote.com. Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the website and follow the instructions. BARCODE P99999-010 12 15 # OF # R1ADB1 PAGE A (OF DUPLEX A/B)

Meeting Location: Notice of 2008 Annual Meeting of Stockholders. The 2008 Annual Meeting of Stockholders of Adobe Systems Incorporated will be held on April 9, 2008 at 9:30 a.m. local time at: Adobe Systems Incorporated 321 Park Avenue, East Tower San Jose, CA 95110- 2704 Record Date: The Board of Directors has fixed the close of business on February 11, 2008 as the record date for the determination of stockholders entitled to receive notice and vote. Directions: Visitors: Parking is free at Adobe for all visitors. Once you check in with security at the garage kiosk, you will be directed to park in any open visitor space or any open space on the lower levels. 101 Southbound (from San Francisco & SFO airport) Take 101 South towards San Jose Take Guadalupe Pkwy/87 exit South Continue using 87 Southbound directions 87 Southbound (from San Jose Airport) Take Guadalupe Pkwy/87 exit South (downtown) Take Park Ave./San Carlos St. exit, turn left To access 321 Park Ave. Make left turn onto Almaden Blvd. Make a U-turn on San Fernando Make a right turn into the Adobe garage. 280 Southbound from San Francisco Take Guadalupe Pkwy/87 exit North Continue using 87 Northbound directions 680 Southbound from Sacramento/Concord 680 South until it turns into 280 North Take Guadalupe Pkwy/87 exit North Continue using 87 Northbound directions 17/880 Northbound from Santa Cruz 17/880 North to 280 South (San Jose exit) Continue using 87 Northbound directions 101 Northbound from Gilroy/Los Angeles 101 North to 280 North Take Guadalupe Pkwy/87 exit North Continue using 87 Northbound directions 87 Northbound Take Santa Clara St./Downtown exit Turn right on Santa Clara St. Turn right on Almaden Blvd. To access 321 Park Ave. make a right turn into the Adobe garage, which is half a block past San Fernando. THIS AREA RESERVED FOR LANGUAGE PERTAINING TO HOUSEHOLDING IF APPLICABLE. P99999-010 12 15 # OF # R1ADB2 PAGE B (OF DUPLEX A/B)

[Voting items The Board of Directors recommends a vote FOR all nominees. 1. Election of the six (6) Class I Directors to serve for a two-year term. Nominees: 1a) Edward W. Barnholt 1b) Michael R. Cannon 1c) James E. Daley 1d) Charles M. Geschke 1e) Shantanu Narayen 1f) Delbert W. Yocam The Board of Directors recommends a vote FOR Proposals 2 and 3. 2. Approval of the amendment and restatement of the Adobe Systems Incorporated 2003 Equity Incentive Plan. 3. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending November 28, 2008. 4. Transacting of such other business as may properly come before the meeting or any adjournment or postponement thereof. BARCODE CONTROL # 0000 0000 0000 " BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40 FINANCIAL SOLUTIONS ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 Acct #XXXXXXXXXXXXX SHARESXXXXXXXXXXX Cusip P99999-010 12 15 # OF # R1ADB3]